SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                February 17, 2004
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-25056                  59-3262958
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                          One Seaport Plaza, 19th Floor
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                      10038
                                   ----------
                                   (Zip Code)


                                 (646) 346-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                   ------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)







                         The Exhibit Index is on Page 4


                               Page 1 of 10 Pages

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(c)               Exhibits.

99.1     Press Release, dated February 17, 2004.
99.2     Press Release, dated March 3, 2004.

Item 9.           Regulation FD Disclosure

                  On February 17, 2004, Maxcor Financial Group Inc. (the "Registrant") issued a press release announcing that its Board of Directors has declared a cash dividend of $.0625 per share of common stock for its fourth quarter ended December 31, 2003. The press release is furnished herewith and attached hereto as Exhibit 99.1.

                  On March 3, 2004, the Registrant issued a press release announcing the Registrant's unaudited earnings results for the full year and fourth quarter ended December 31, 2003. The press release is furnished herewith and attached hereto as Exhibit 99.2.

                  The furnishing of the press releases as exhibits to this Report is not to be deemed an admission that the releases contain material information that has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).

Item 12.          Results of Operations and Financial Condition.

                  See the second paragrah in Item 9 above.


                               Page 2 of 10 Pages

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAXCOR FINANCIAL GROUP INC.


                                       By: /s/ STEVEN R. VIGLIOTTI
                                           -------------------------------------
                                           Name:  Steven R. Vigliotti
                                           Title: Chief Financial Officer



Date: March 4, 2004


                               Page 3 of 10 Pages

                                  EXHIBIT INDEX


Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------

99.1                  Press Release, dated February 17, 2004                5

99.2                  Press Release, dated March 3, 2004                    6



                               Page 4 of 10 Pages